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                                                                    EXHIBIT 99.2

                               CC V HOLDINGS, LLC
                           CC V HOLDINGS FINANCE, INC.
                             12405 POWERSCOURT DRIVE
                               ST. LOUIS, MO 63131

                        CERTIFICATION OF CHIEF FINANCIAL
                  OFFICER REGARDING PERIODIC REPORT CONTAINING
                              FINANCIAL STATEMENTS

      I, Steven A. Schumm, the Chief Administrative Officer and Interim Chief Financial Officer of CC V Holdings, LLC and CC V Holdings Finance, Inc. (collectively, the "Company") in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2003 (the "Report") filed with the Securities and Exchange Commission:

      - fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

      - the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/  Steven A. Schumm
                                        ----------------------------------------
                                        Steven A. Schumm
                                        Chief Administrative Officer and
                                        Interim Chief Financial Officer
                                        May 14, 2003